UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) November 6, 2006

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

           NEVADA                                            30-0233726
-------------------------------                 -------------------------------
(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                               Number)

                 202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
                 ----------------------------------------------
                    (Address of principal executive offices)

                                     050051
                                    ---------
                                   (Zip Code)

                                +7 (3272) 375-125
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 7.01 Regulation FD

         On November 6, 2006, in a meeting with some clients of Alpha Bank, the Company disclosed certain preliminary internal estimates of financial results of operations for its second fiscal quarter. These figures had not been reviewed by the Company's independent registered accounting firm. The Company has since learned that these figures will be subject to material revisions and are not reliable. We therefore caution investors not to rely upon this information in making investment decisions until such time as the Company files its Quarterly Report for the quarter ended September 30, 2006 disclosing the Company's financial statements and results of operations for its second fiscal quarter. The Company anticipates filing its Quarterly Report by November 9, 2006. Following is the information disclosed to some clients of Alpha Bank:


Assets as of September 30, 2006
-----------------------------------------------------------------------------

Current assets                                                   $53,095,177
Long term assets                                                  87,367,526
Total assets                                                     140,462,703

Liabilities as of September 30, 2006
-----------------------------------------------------------------------------

Current liabilities                                              $ 7,058,618
Long term liabilities                                             11,109,707
Shareholders' equity                                             122,294,378
Total liabilities and shareholder's equity                       140,462,703



                                                         For the three months
                                                               ended 9/30/06
-----------------------------------------------------------------------------

Revenues                                                          $4,016,972
Expenses
  Oil and gas operating                                              575,698
  General and administrative                                       1,955,246
Total expenses                                                     3,024,240
Income/(loss) from operations 992,732

Total other income/(expense)                                         199,133
Income/(loss) before income taxes                                  1,191,865
Net income/(loss)                                                  1,037,487
Income/(loss) per share                                                 0.02

                                                           For the six months
                                                                ended 9/30/06
Cash flows from operating activities:
-----------------------------------------------------------------------------

Net loss                                                          $2,103,274
Net cash provided by/(used in)
  operating activities                                           $27,199,443

Cash flows from investing activities:
-----------------------------------------------------------------------------

Net cash used in investing activities                             16,640,253

Cash flow from financing activities:
-----------------------------------------------------------------------------

Net cash provided by financing activities                         $5,758,502
Net change in cash and cash equivalents                           16,237,692
Cash at 3/31/06                                                   18,046,123
Cash at 6/30/06                                                   34,283,815


         Pursuant to General Instruction B.2 of the Current Report on Form 8-K, the information in this Item 7.01 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BMB MUNAI, INC.



Date: November 6, 2006                               By: /s/ Adam R. Cook
                                                        ------------------------
                                                        Adam R. Cook, Secretary

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